MAN LONG SHORT FUND
SUPPLEMENT TO THE MAN LONG SHORT FUND AUGUST 1, 2011 PROSPECTUS
THE FOLLOWING LANGUAGE REPLACES SIMILAR LANGUAGE ON PAGES 9-10 UNDER “REPURCHASES OF SHARES BY THE FUND”:
Because the Fund is a closed-end fund, Shareholders do not have the right to require the Fund to repurchase any or all of their Shares. To provide a limited degree of liquidity to investors, the Fund intends periodically to offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, portfolio management and economic factors. The Fund anticipates conducting a repurchase offer of up to approximately 15% of the Fund’s Shares twelve times a year, subject to the Fund Board’s approval. The Adviser currently anticipates that repurchase offers will take place on or about the following times during the Fund’s twelve months of operation: July 21, 2011, August 22, 2011, September 21, 2011, October 21, 2011, November 22, 2011, December 22, 2011, January 23, 2012, February 24, 2012, March 26, 2012, April 24, 2012, May 23, 2012, and June 21, 2012. See “Repurchases and Transfers of Shares.”
THE FOLLOWING LANGUAGE REPLACES SIMILAR LANGUAGE ON PAGE 46 UNDER “REPURCHASES OF SHARES”:
The Fund from time to time will offer to repurchase outstanding Shares pursuant to written tenders by Shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Shares. In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Board will consider a variety of factors. The Fund anticipates conducting a repurchase offer of up to approximately 15% of the Fund’s Shares twelve times a year, subject to the Fund Board’s approval. The Adviser currently anticipates that repurchase offers will take place on or about the following times during the Fund’s twelve months of operation: July 21, 2011, August 22, 2011, September 21, 2011, October 21, 2011, November 22, 2011, December 22, 2011, January 23, 2012, February 24, 2012, March 26, 2012, April 24, 2012, May 23, 2012, and June 21, 2012.
THE FOLLOWING LANGUAGE REPLACES SIMILAR LANGUAGE IN THE APPENDIX ON PAGES A-1 AND A-2 UNDER “MORE INFORMATION”:
APPENDIX
More Information
This Appendix provides additional information about, including past performance information of, the Adviser’s long short strategy.

Adviser’s Past Performance
This Appendix presents past performance portfolio information for a fund that the Adviser, through participating affiliate arrangements, manages with substantially similar investment objectives, policies and strategies of the Fund (see “Long Short Equity Global Portfolio”).
It is inappropriate and would be inaccurate for an investor to consider the portfolio’s performance below, either separately or together, as being indicative of the future performance of the Fund. The Adviser has included this performance appendix because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.
The net of fees portfolio’s performance shown is based on a gross of fee portfolio performance adjusted to deduct the anticipated Broker Class fees and expenses (taking into account expense caps and/or fee waivers), which are expected to be the highest expenses of all the classes of the Fund. Total operating expenses of the portfolio’s performance may be lower than the corresponding expenses of the Fund, in which case the portfolio’s performance would have been lower had the total operating expense of the Fund been used to compute the portfolio’s performance information. The fee schedule for the Fund is included in its prospectus.
The past performance of the Adviser in managing other portfolios is no guarantee of future results in managing the Fund. Please note the following cautionary guidelines in reviewing this Appendix:
•	Performance figures are not the performance of the Fund. The portfolio’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance in the future will be different from the portfolio’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, performance calculation methods, portfolio size and composition, availability of underlying hedge funds, willingness of hedge fund manager to take additional assets, asset allocation methodology, and differing hedge fund liquidity constraints. In particular, portfolio performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

•	There have been significant fluctuations in the market in the past few years. The performance for the period is shown through September 30, 2011. The markets have been quite volatile in the preceding few years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

•	The performance shown are averages. The information below shows monthly rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following table provides for the portfolio monthly rates of return for the years indicated, net of fees and expenses, as discussed above.

LONG SHORT EQUITY GLOBAL PORTFOLIO (Inception January 1, 2005-September 30, 2011)
	LONG SHORT	S&P 500 TR		MSCI World
	EQUITY	Index	MSCI World	Index - Hedged
	GLOBAL	(dividends	Index - USD Hedged,	to USD	HFRX Equity
	PORTFOLIO	reinvested)	NDTR	(price return)	Hedge Index
Total Return Since Inception	16.18%	7.29%	7.85%	-6.05%	-11.93%
Annualized Return Since Inception	2.25%	1.05%	1.13%	-0.92%	-1.86%
Annualized Volatility	5.77%	16.15%	15.54%	15.51%	9.02%
1 Year Return	-1.10%	1.14%	-5.05%	-7.05%	-12.68%
3 Years Annualized Return	0.00%	1.23%	-0.75%	-2.92%	-4.61%
5 Years Annualized Return	0.21%	-1.18%	-3.13%	-5.16%	-3.82%
Worst Drawdown	-16.00%	-50.95%	-50.44%	-51.88%	-29.52%
NOTES :
(1) The net portfolio results are rates of return and have been determined using a gross of portfolio performance return adjusted to deduct the anticipated Broker Class fees and expenses (taking into account expense caps and/or fee waivers), which are expected to be the highest expenses of all the classes of the Fund.
(2) “Total Return” in the portfolio is presented on a cumulative basis since-inception.
(3) The portfolio performance is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future.
The Benchmarks
The performance of the portfolio compares the portfolio’s performance to that of a broad-based securities market index.
Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.
The S&P 500® : The S&P 500® has been widely regarded as the best single gauge of the large cap U.S. equities market since the index was first published in 1957. As of November 1, 2011, the index has over US $4.83 trillion benchmarked, with index assets comprising approximately US $1.1 trillion of this total. The index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

MSCI World Index — USD Hedged, NDTR: The MSCI World (USD Hedged Net Dividends Total Return) measures the price performance of world equity markets and includes the reinvestment of dividends. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 30, 2011 the MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
MSCI World Index hedged to USD (price return) : The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and does not include the reinvestment of dividends. As of May 30, 2011 the MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
HFRX Equity Hedge Index: The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.
The MSCI World Index — hedged to USD (price return) benchmark has been replaced with the MSCI World Index — USD Hedged, NDTR benchmark because the new benchmark contains the reinvestment of dividends and, similarly, the Fund’s return will include the reinvestment of dividends.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

MAN LONG SHORT FUND
SUPPLEMENT TO THE MAN LONG SHORT FUND
AUGUST 1, 2011 STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING LANGUAGE REPLACES SIMILAR LANGUAGE ON PAGES 13-14 UNDER “COMMITTEES”:
The Board has an Audit Committee composed of Gregory E. Barton, Aniello A. Bianco, Marvin Damsma, Dale M. Hanson and J. David Officer, each an Independent Trustee. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent auditors and the Board. The Chairman of the Audit Committee, J. David Officer, is an Independent Trustee and receives an annual retainer of $1000.00 in connection with serving in such position.
The Board has a Valuation Committee composed of three Trustees, Gregory E. Barton, Aniello A. Bianco and Marvin Damsma. The Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Valuation Committee or to the Valuation Committee and the full Board simultaneously). The Chairman of the Valuation Committee, Marvin Damsma, is an Independent Trustee and receives an annual retainer of $1000.00 in connection with serving in such position.
THE FOLLOWING LANGUAGE WAS ADDED ON PAGE 21 UNDER “GAIN FROM REPURCHASES AND TRANSFERS OF SHARES”:
Pursuant to legislation passed by Congress in 2008, if a Shareholder wants to use the average cost method for determining basis with respect to any Fund Shares acquired after December 31, 2011, a Shareholder will have to elect to do so in writing (which may be electronic). If a Shareholder fails to affirmatively elect that method, the Fund will use a default cost basis determination method, which might be a method other than average cost. If, however, a Shareholder wishes to use an Internal Revenue Service-accepted method other than the Fund’s default method for basis determination (e.g., a specific identification method), a Shareholder may elect to do so.
That legislation also requires the Fund (or its administrative agent) to report to the Internal Revenue Service and furnish to Shareholders the cost basis information for Shares acquired after December 31, 2011. In addition to the current requirement to report the gross proceeds from the redemption of its Shares, the Fund also will be required to report the cost basis information for Shares acquired after December 31, 2011 and indicate whether they had a short-term or long-term holding period. Shareholders should consult with their tax advisers to determine the best Internal Revenue Service-

accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law will apply to them.